EXHIBIT 10.20


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                         TECHNICAL ASSISTANCE AGREEMENT

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                                      Among


                          ATLANTIC TELE-NETWORK, INC.,
                           ATLANTIC TELE-NETWORK CO.,
                      VIRGIN ISLANDS TELEPHONE CORPORATION
                                       and
                             VITELCOM CELLULAR INC.


                             Dated December 30, 1997











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                                TABLE OF CONTENTS


                                                                            Page

                                    ARTICLE I

                                    SERVICES

SECTION 1.01.  Services to be Provided.......................................1
SECTION 1.02.  Payment for Services..........................................2
SECTION 1.03.  Requests for Services.........................................2

                                   ARTICLE II

                               CERTAIN AGREEMENTS

SECTION 2.01.  Advisory Contract.............................................2
SECTION 2.02.  Indemnity.....................................................2

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

SECTION 3.01.  Termination...................................................3
SECTION 3.02.  Entire Agreement..............................................3
SECTION 3.03.  Governing Law.................................................3
SECTION 3.04.  Headings......................................................3
SECTION 3.05.  Counterparts..................................................4
SECTION 3.06.  Benefits......................................................4
SECTION 3.07.  Assignment....................................................4
SECTION 3.08.  Amendment and Waiver..........................................4
SECTION 3.09.  Notices.......................................................4

EXHIBIT A                  Advisory Contract


                                      -i-
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                         TECHNICAL ASSISTANCE AGREEMENT


     THIS TECHNICAL ASSISTANCE AGREEMENT (this "Technical Assistance Agreement") is entered into as of the 30th day of December, 1997 by and among ATLANTIC TELE-NETWORK, INC., a Delaware corporation (the "Company"), ATLANTIC TELE-NETWORK CO., a U.S. Virgin Islands corporation ("ATNCo."), VIRGIN ISLANDS TELEPHONE CORPORATION, a U.S. Virgin Islands corporation ("VITELCO"), and VITELCOM CELLULAR INC., a U.S. Virgin Islands corporation ("VCI").

     WHEREAS, pursuant to an agreement between the Company and Guyana Telephone and Telegraph Company Limited ("GTT"), dated as of January 28, 1991 (the "Advisory Contract"), a copy of which is attached as Exhibit A hereto, the Company has the continuing obligation to provide technical and professional service, advice and assistance to GTT in the operation by GTT of its telephone business, which services and assistance will be conducive to the economical and efficient development and operation of GTT's telephone system and will enhance its ability to provide dependable, state-of-art telephone service to its subscribers;

     WHEREAS, ATNCo., VITELCO and VCI have personnel at their disposal who are trained and experienced in the telecommunications field and who are familiar with the economical and efficient organization, development and operation of telecommunications systems and services and have extensive experience in finance, law, accounting, regulatory matters and the development of communications apparatus, equipment and services and the rapidly changing technological and regulatory environment affecting the telecommunications industry, and the Company has from time to time in the past called upon ATNCo, VITELCO and/or VCI to assist the Company in providing services and advice to GTT pursuant to the Advisory Contract; and

     WHEREAS, this Technical Assistance Agreement is being entered into in connection with and in consideration of the transfer by the Company to Emerging Communications, Inc., pursuant to the Subscription Agreement dated August 11, 1997 between them, of all of the outstanding capital stock of ATNCo., which transfer will provide significant benefits to ATNCo., VITELCO and VCI by resolving certain management problems which have heretofore affected such corporations.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained and subject to the terms and conditions hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                    SERVICES


     SECTION 1.01. Services to be Provided. Subject to the terms and conditions of this Technical Services Agreement, each of ATNCo., VITELCO and VCI agrees to make available its employees to the Company at its request from time to time during the term of this Agreement to assist and support the Company in carrying out its obligations under the Advisory Contract. Such support and assistance shall include performing services at the premises of ATNCo., VITELCO, VCI, the Company or GTT or their respective affiliates. ATNCo, VITELCO or VCI, as the case may be, shall determine (in consultation with the Company) which of its employees will perform any services requested hereunder. Notwithstanding anything contained in this Technical Services Agreement to the contrary, (a) none of ATNCo., VITELCO or VCI shall be required to make available to the Company pursuant to this Technical Assistance Agreement at any one time more than the greater of 3% of its employees or three employees in the aggregate for all of them, (b) no employee of ATNCo., VITELCO or


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                                      -2-


VCI shall be required to be made available to the Company pursuant to this Technical Assistance Agreement for a period of greater than 20 hours during any calendar month and (c) none of ATNCo., VITELCO or VCI shall be required to make available to the Company any employee to the extent that doing so would interfere in any material respect with the performance of such employee's duties to ATNCo., VITELCO or VCI, as the case may be, or otherwise cause a burden to ATNCo., VITELCO or VCI, as the case may be.

     SECTION 1.02. Payment for Services. The Company agrees to reimburse ATNCo., VITELCO and VCI, on a monthly basis, (a) for the services of each employee of ATNCo., VITELCO or VCI, as the case may be, who provides services to the Company hereunder during such month, an amount equal to the product of (i) two times the cost to ATNCo., VITELCO or VCI, as the case may be, of the salary, wages and benefits of such employee for such month and (ii) a fraction, the numerator of which is the number of hours such employee provided services to the Company hereunder and the denominator of which is the product of (x) eight and (y) the number of days during such month when ATNCo., VITELCO or VCI, as the case may be, was open for business and (b) for 100% of all "out-of-pocket expenses," including travel and lodging of any employee, incurred by ATNCo., VITELCO or VCI, as the case may be, in performing its obligations hereunder. Payments by the Company pursuant to this Section 1.02 shall be made within ten days of receipt of an invoice from ATNCo., VITELCO or VCI, as the case may be, showing in reasonable detail the amounts due hereunder with respect to any month.

     SECTION 1.03. Requests for Services. ATNCo., VITELCO and VCI shall have no obligation to perform any services hereunder except such as may be requested of them by the Company on reasonable notice to them, and they shall not be entitled to any payments under Section 1.02 from the Company except for services requested of them by the Company.


                                   ARTICLE II

                               CERTAIN AGREEMENTS


     SECTION 2.01. Advisory Contract. The Company shall not, without the prior written consent of each of ATNCo., VITELCO and VCI (which consents shall not be unreasonably withheld or delayed), enter into any amendment, modification, waiver, renewal or replacement of the Advisory Contract.

     SECTION 2.02. Indemnity. The Company shall indemnify and hold harmless each of ATNCo., VITELCO and VCI, each of their respective affiliates and each of their respective officers, directors, employees, agents and controlling persons (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with this Technical Services Agreement and the services provided hereunder, or any claim, litigation, investigation or proceedings relating to the foregoing regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any legal or other out-of-pocket expenses as they are incurred in connection with investigating or defending any of the foregoing. The indemnity obligations of the Company under this Section 2.02 shall be in addition to any liability which the Company may otherwise have to an Indemnified Party.



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                                      -3-


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS


     SECTION 3.01. Termination. This Technical Services Agreement (other than the provisions of Sections 1.02, 2.02 and 2.03 which shall survive any termination) (a) may be terminated (i) by the Company at any time upon written notice to each of the other parties hereto or (ii) by ATNCo., VITELCO or VCI upon written notice to the Company if the Company shall have breached or violated any of the terms or provisions of this Technical Services Agreement and
(b) shall automatically terminate upon (i) the termination of the Advisory Contract or (ii) a Change of Control (as defined below) of the Company.

     As used herein, "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or GTT to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Group"); (ii) the approval by the holders of capital stock of the Company or GTT, as the case may be, of any plan or proposal for the liquidation or dissolution of the Company or GTT, as the case may be; or (iii) the acquisition in one or more transactions of "beneficial ownership" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) by any person, entity or Group (other than a Permitted Holder (as defined below) or a Group controlled by any Permitted Holder) of any capital stock of the Company or GTT such that, as a result of such acquisition, such person, entity or Group either (A) beneficially owns (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, more than 50% of then outstanding voting securities of the Company or GTT entitled to vote on a regular basis in an election for a majority of the board of directors of the Company or GTT or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the board of directors of the Company or GTT.

     As used herein, "Permitted Holders" means Cornelius B. Prior, Jr. and his estate, heirs and legatees, and the legal representatives of any of the foregoing, including, without limitation, the trustee of any trust of which one or more of the foregoing are the sole beneficiaries.

     SECTION 3.02. Entire Agreement. This Technical Assistance Agreement, together with all other written agreements which may be entered into between the parties in connection herewith and the transactions contemplated hereby and all other documents and instruments delivered in connection herewith and therewith and the transactions contemplated hereby and thereby, set forth the full and complete understanding of the parties hereto with respect to the transactions contemplated hereby.

     SECTION 3.03. Governing Law. This Technical Assistance Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflicts of laws rules thereof.

     SECTION 3.04. Headings. The headings in this Technical Assistance Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Technical Assistance Agreement.


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     SECTION 3.05. Counterparts. This Technical Assistance Agreement may be
executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 3.06. Benefits. This Technical Assistance Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.

     SECTION 3.07. Assignment. Neither this Technical Assistance Agreement nor any right hereunder may be assigned by the parties hereto without the prior written consent of the other parties. Subject to the foregoing, this Technical Assistance Agreement shall be binding upon and inure to the benefit of the successors, heirs, representatives and assigns of each party hereto.

     SECTION 3.08. Amendment and Waiver. This Technical Assistance Agreement may be amended only by an instrument in writing signed on behalf of each of the parties hereto. Any term, condition or provision of this Technical Assistance Agreement may be waived (if in writing) at any time by the party or each of the parties entitled to the benefits thereof.

     SECTION 3.09. Notices. All notices, requests, demands, and, other communications hereunder shall be in writing and shall be deemed to have been given if delivered by hand, or when sent by telex or telecopier (with receipt confirmed) or by registered mail, return receipt requested, addressed as follows (or to such other address as a party may designate by notice to the other):


                  (a)  If to the Company:

                           Atlantic Tele-Network, Inc.
                           Estate Havensight
                           P.O. Box 6100
                           St. Thomas, U.S. Virgin Islands  00801
                           (340) 774-2260 or 777-8000
                           Attention:  Cornelius B. Prior
                           Telecopy:  (809) 774-7790


                  with copies to:

                           Lewis A. Stern, P.C.
                           Fried, Frank, Harris, Shriver
                             & Jacobson
                           One New York Plaza
                           New York, New York  10004
                           (212) 859-8190
                           Telecopy:  (212) 859-8587


                  (b) If to ATNCo., VITELCO or VCI:

                           c/o Emerging Communications, Inc.

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                           Chase Financial Center
                           P.O. Box 1730
                           St. Croix, U.S. Virgin Islands  06821-1730
                           (340) 777-7700
                           Attention:  Jeffrey J. Prosser
                           Telecopy:  (809) 774-5487


                  with copies to:

                           Roger Meltzer, Esq.
                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, New York  10005
                           (212) 701-3851
                           Telecopy:  (212) 269-5420





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                                      -6-


     IN WITNESS WHEREOF, each of the parties hereto have caused this Technical Assistance Agreement to be duly executed, all as of the date first written above.


                             ATLANTIC TELE-NETWORK, INC.


                             By:      /s/ Cornelius B. Prior
                                    -------------------------------------
                                    Name:         Cornelius B. Prior
                                    Title:        Co-Chief Executive
                                                  Officer


                             By:      /s/ Jeffrey J. Prosser
                                    -------------------------------------
                                    Name:         Jeffrey J. Prosser
                                    Title:        Co-Chief Executive
                                                  Officer


                             ATLANTIC TELE-NETWORK CO.


                             By:      /s/ Jeffrey J. Prosser
                                    -------------------------------------
                                    Name:         Jeffrey J. Prosser
                                    Title:        Chief Executive Officer


                             VIRGIN ISLANDS TELEPHONE CORPORATION


                             By:      /s/ Jeffrey J. Prosser
                                    -------------------------------------
                                    Name:         Jeffrey J. Prosser
                                    Title:        Chief Executive Officer


                             VITELCOM CELLULAR INC.


                             By:      /s/ Jeffrey J. Prosser
                                    -------------------------------------
                                    Name:         Jeffrey J. Prosser
                                    Title:        Chief Executive Officer